Exhibit 10.13

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 2

to

JOINT DEVELOPMENT AGREEMENT

between

BMW OF NORTH AMERICA, LLC

300 Chestnut Ridge Road

Woodcliff Lake, NJ 07677

USA

hereinafter referred to as “BMW”

and

SOLID POWER, INC.

486 S. Pierce Ave., Suite E

Louisville, CO 80027

USA

hereinafter referred to as “Solid Power”

The Joint Development Agreement (“JDA”) entered into as of July 1, 2017 and amended on February 18, 2021 (“Amendment No. 1”) by and between Solid Power, Inc., with a principal place of business at 486 S. Pierce Ave., Suite E, Louisville, CO 80027, USA (“Solid Power”), and BMW of North America, LLC, a Delaware limited liability company with a principal place of business at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677, USA (“BMW”), collectively the “Parties,” shall be amended as set forth in this Amendment No. 2 to the JDA.

Purpose: The purpose of this Amendment No. 2 to the JDA is to specify the long-term development cooperation for the industrialization of Solid Power’s solid-state battery technology.

The Parties agree to amend the JDA effective as of March 22, 2021 (“Effective Date”).

1.	Solid Power and BMW hereby agree to a further development cooperation [* * *]

ALL OTHER TERMS AND CONDITIONS IN THE JDA AND ANNEXES TO THE JDA AS AMENDED BY AMENDMENT NO. 1 REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

IN WITNESS WHEREOF, each of the parties has caused its duly-authorized representative to execute this Amendment No. 2 to the Agreement as of the Effective Date.

Solid Power , Inc.	BMW of North America, LLC

/s/ David B. Jansen
Signature	Signature

David B. Jansen
Printed Name	Printed Name

President
Title	Title

Signature	Signature

Printed Name	Printed Name

Title	Title

IN WITNESS WHEREOF, each of the parties has caused its duly-authorized representative to execute this Amendment No. 2 to the Agreement as of the Effective Date.

Solid Power , Inc.	BMW of North America, LLC

/s/	/s/ Joyce Gonzalez
Signature	Signature

David B. Jansen	Joyce Gonzalez
Printed Name	Printed Name

President
Title	Title

/s/	/s/ Georg Sattler
Signature	Signature

Georg Sattler
Printed Name	Printed Name

Title	Title

Annex 1

[* * *]

Annex 6

[* * *]